UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)
January 20, 2020
ENTERPRISE FINANCIAL SERVICES CORP
(Exact name of registrant as specified in its charter)

Delaware	001-15373	43-1706259
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

150 N. Meramec Avenue,	St. Louis,	Missouri	63105
(Address of principal executive offices)			(Zip Code)

Registrant’s telephone number, including area code
(314) 725-5500

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	EFSC	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.

On January 20, 2020, Enterprise Financial Services Corp (the "Company" or "EFSC") issued a press release announcing financial information for the fourth quarter and year ended December 31, 2019. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference. The press release and the information included in this Item 2.02 shall not be deemed “filed” with the Commission.

On January 21, 2020, at 2:30 p.m. Central Time, the Company intends to hold a webcast to present information on its results of operations for the fourth quarter and year ended December 31, 2019. The slide presentation which will accompany the webcast is furnished in this report, pursuant to this Item 2.02, as Exhibit 99.2, and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d)     Exhibits.

Exhibit
Number    Description

99.1	Press Release dated January 20, 2020

99.2	Presentation to be conducted January 21, 2020

104	The cover page of this Current Report on Form 8-K, formatted in Inline XBRL

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ENTERPRISE FINANCIAL SERVICES CORP

Date:	January 21, 2020	By:	/s/ Troy R. Dumlao
Troy R. Dumlao
Senior Vice President and Chief Accounting Officer